                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

         Filed by the registrant [X]
         Filed by a party other than the registrant [ ]

         Check the appropriate box:
[ ]      Confidential, for use of the Commission only
         (as permitted by Rule 14a-6(e)(2))
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material under Rule 14a-12

                               Brightpoint, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, If Other Than Registrant)

Payment of filing fee (Check the appropriate box):
         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules
                  14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2)      Aggregate number of securities to which transaction applies:
________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
________________________________________________________________________________
________________________________________________________________________________
(4)      Proposed maximum aggregate value of transaction:
________________________________________________________________________________
________________________________________________________________________________
(5)      Total Fee Paid:
________________________________________________________________________________
________________________________________________________________________________
[ ]      Fee paid previously with preliminary materials.
________________________________________________________________________________
________________________________________________________________________________
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
________________________________________________________________________________
________________________________________________________________________________
(2)      Form, Schedule or Registration Statement No.:
________________________________________________________________________________
________________________________________________________________________________
(3)      Filing party:
________________________________________________________________________________
________________________________________________________________________________
(4)      Date filed:
________________________________________________________________________________
________________________________________________________________________________

                                BRIGHTPOINT, INC.
                               501 AIRTECH PARKWAY
                            PLAINFIELD, INDIANA 46168

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD MONDAY, JULY 28, 2003

To the Stockholders of Brightpoint, Inc.:

         You are cordially invited to attend and NOTICE IS HEREBY GIVEN as to the Annual Meeting of Stockholders of Brightpoint, Inc. ("Annual Meeting") that will be held on Monday, July 28, 2003, at 4:00 P.M. local time, at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018 for the following purposes:

         1. To elect four (4) Class III directors to hold office until the Annual Meeting of Stockholders to be held in 2006 and until their successors have been duly elected and qualified;

         2. To consider and vote upon a proposal to approve the adoption of the Company's Independent Director Stock Compensation Plan;

         3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The following Proxy Statement which describes the business to be conducted at the Annual Meeting and the accompanying proxy card are being furnished to the stockholders of the Company in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders to be held on July 28, 2003, and any adjournment thereof.

         Only stockholders of record at the close of business on June 11, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         Your Board of Directors unanimously believes that the election as a director of the nominees listed in the accompanying Proxy Statement is in the best interests of the Company and its stockholders, and accordingly, recommends a vote "FOR" such nominees. Further, your Board of Directors unanimously believes that the approval of the Company's Independent Director Stock Compensation Plan and ratification of the appointment of Ernst & Young LLP as the Company's independent auditors is in the best interests of the Company and its stockholders, and accordingly, recommends a vote "FOR" such proposals.

         Whether or not you attend the meeting it is important that your shares be represented and voted. After reading this Notice of Annual Meeting and the enclosed Proxy Statement, please complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

         You may submit your proxy vote with the enclosed paper card or you can vote by telephone or via the Internet. See Voting by Telephone or via the Internet in the Proxy Statement for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

         Please note that attendance at the annual meeting will be limited to stockholders of Brightpoint, Inc. as of the record date (or their authorized representatives). If your shares are held by a bank or broker, please bring to the meeting your bank or broker statement evidencing your beneficial ownership of Brightpoint stock to gain admission to the meeting.

         YOUR VOTE IS VERY IMPORTANT, AND WE WILL APPRECIATE A PROMPT RETURN OF YOUR SIGNED PROXY CARD OR YOUR PROMPT VOTE BY TELEPHONE OR VIA THE INTERNET. WE APPRECIATE YOUR CONTINUED SUPPORT.

                                   Sincerely yours,

                                   /s/ Robert J. Laikin
                                   Robert J. Laikin
                                   Chairman of the Board and
                                   Chief Executive Officer

                                   Notice of the Annual Meeting is hereby given, By Order of the Board of Directors,

                                   /s/ Steven E. Fivel
                                   Steven E. Fivel
                                   Secretary

June 20, 2003

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PAPER PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU CHOOSE YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                BRIGHTPOINT, INC.
                               501 AIRTECH PARKWAY
                            PLAINFIELD, INDIANA 46168

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON MONDAY, JULY 28, 2003

                  This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Brightpoint, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, July 28, 2003, at 4:00 P.M. local time, at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                  Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about June 26, 2003.

                  Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

                  The address and telephone number of the principal executive offices of the Company are: 501 Airtech Parkway, Plainfield, Indiana 46168, telephone number: (317) 707-2355.

                  The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:

Q. What am I voting on?

A. (i) Election of four Class III directors (Catherine M. Daily, Eliza Hermann, Marisa E. Pratt and Jerre L. Stead) , (ii) adoption of the Company's Independent Director Stock Compensation Plan, and (iii) ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

Q. Who is entitled to vote?

A. Stockholders of record as of the close of business on June 11, 2003, are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company's common stock held on the record date.

Q. How do I vote?

A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the election of the Class III directors, the adoption of the Company's Independent Director Stock

Compensation Plan and the ratification of Ernst & Young LLP as the Company's independent auditors as specified in the Proxy Statement.

You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

Q. How may I revoke or change my vote?

A. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

Q. How do I sign the paper proxy card?

A. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all the owners.

Q. What does it mean if I receive more than one proxy card?

A. It may mean that you are the registered holder of shares in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

Q. Who will count the votes?

A. A member of the Company's Corporate Finance staff will tabulate the votes and act as the independent inspector of election.

Q. What constitutes a quorum?

A. A majority of the outstanding shares, present or represented by proxy, of the Company's common stock constitutes a quorum for the Annual Meeting. As of June 11, 2003, 8,025,117 shares of the Company's common stock $.01 par value per share (the "Common Stock") were issued and outstanding.

Q. How many votes are needed for the election of the directors?

A. The directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the four nominees receiving the highest number of votes will be elected as directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the four nominees whose names are printed on the proxy card (Catherine M. Daily, Eliza Hermann, Marisa E. Pratt and Jerre L. Stead). Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

Q. How many votes are needed for the adoption of the Company's Independent Director Stock Compensation Plan?

A. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of Company's Independent Director Stock Compensation Plan. Broker non-votes will not be treated as entitled to vote on this matter and will therefore have no effect on the proposal to approve the Company's Independent Director Stock Compensation Plan.

Q. How many votes are needed for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003?

A. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003. Broker non-votes will not be treated as entitled to vote on this matter and will therefore have no effect on the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

Q. What is a "broker non-vote"?

A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

Q. Where will the Annual Meeting be held?

A. The Annual Meeting will be held at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018 on Monday, July 28, 2003, at 4:00 p.m. local time.

                       OUTSTANDING STOCK AND VOTING RIGHTS

                  Only stockholders of record at the close of business on June 11, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 8,025,117 shares of Common Stock, the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

                  The Class III directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting; approval of the Company's Independent Director Stock Compensation Plan and ratification of the appointment of Ernst & Young LLP will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, in each case, provided a quorum exists. A quorum is established if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy at the Annual

Meeting. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by an Inspector of Election who is expected to be a member of the Company's Corporate Finance staff.

                  In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors. Abstentions will have the same effect as a vote "against" the proposal to approve the Company's Independent Director Stock Compensation Plan and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors. Broker non-votes will not be treated as entitled to vote on the proposal to approve the Company's Independent Director Stock Compensation Plan or the appointment of Ernst & Young LLP as the Company's independent auditors and will, therefore, have no effect on these proposals.

                  The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                  The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company.

VOTING BY TELEPHONE OR VIA THE INTERNET

                  For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you already have been offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on July 27, 2003. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

                  For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-PROXIES (1-800-776-9437) or you may vote via the Internet at www.voteproxy.com.

                  The telephone and Internet voting procedures are designed to authenticate stockholders identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                              ELECTION OF DIRECTORS

                  The Company's By-laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting, four (4) Class III directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2006. Based upon the review of and recommendation by the Company's Corporate Governance and Nominating Committee, the Board of Directors has nominated Catherine M. Daily, Eliza Hermann, Marisa
E. Pratt and Jerre L. Stead to serve as Class III directors. Each of the directors will be elected to serve during his or her term until a successor is elected and qualified or until the director's earlier resignation or removal.

                  At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

                  The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company:

                               CLASS III DIRECTORS

                                 (to be elected)

                          (New Term to Expire in 2006)

                                              PRINCIPAL OCCUPATION
        NAME OF DIRECTOR       AGE                OR EMPLOYMENT                     DIRECTOR SINCE
        ----------------       ---            --------------------                  --------------
Catherine M. Daily...........  40     Professor, Kelley School of Business at            2002
                                      Indiana University

Eliza Hermann................  42     Vice President Human Resources - Gas Power         2003
                                      and Renewables of BP plc

Marisa E. Pratt..............  38     Vice President of Corporate Services and           2003
                                      Chief Financial Officer of Eli Lilly Canada

Jerre L. Stead...............  60     Retired Chairman and Chief Executive Officer       2000
                                      of Ingram Micro Inc.

                  The following tables set forth similar information with respect to incumbent directors in Class I and Class II of the Board of Directors who are not nominees for election at this Annual Meeting:

                                CLASS I DIRECTORS

                             (Term Expires in 2004)

                                               PRINCIPAL OCCUPATION
        NAME OF NOMINEE          AGE               OR EMPLOYMENT                 DIRECTOR SINCE
        ---------------          ---           --------------------              --------------
J. Mark Howell...............    38     President of the Company and                 1994
                                        Brightpoint Americas

Stephen H. Simon.............    37     President and Chief Executive Officer,       1994
                                        Melvin Simon & Associates, Inc.

Todd H. Stuart...............    38     Vice President and Director of Stuart's      1997
                                        Moving and Storage, Inc.

                               CLASS II DIRECTORS

                             (Term Expires in 2005)

                                               PRINCIPAL OCCUPATION
        NAME OF DIRECTOR         AGE               OR EMPLOYMENT                      DIRECTOR SINCE
        ----------------         ---           --------------------                   --------------
Robert J. Laikin.............    40     Chairman of the Board and Chief Executive           1989
                                        Officer of the Company

Robert F. Wagner.............    68     Partner, Lewis & Wagner                             1994

Richard W. Roedel............    53     Co-founder and Principal, Pinnacle Ventures         2002
                                        LLC

                  Set forth below is a description of the backgrounds of each of the directors and executive officers of the Company:

                  Robert J. Laikin, a founder of the Company, has been a director of the Company since its inception in August 1989. Mr. Laikin has been Chairman of the Board and Chief Executive Officer of the Company since January 1994. Mr. Laikin was President of the Company from June 1992 until September 1996 and Vice President and Treasurer of the Company from August 1989 until May 1992. From July 1986 to December 1987, Mr. Laikin was Vice President and, from January 1988 to February 1993, President of Century Cellular Network, Inc., a company engaged in the retail sale of cellular telephones and accessories.

                  J. Mark Howell has been a director of the Company since October 1994. Mr. Howell currently serves as President of Brightpoint Americas. Mr. Howell has been President of the Company since September 1996 and Chief Operating Officer of the Company from August 1995 to April 16, 1998 and from July 16, 1998 to March 2003. He was Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Company from July 1994 until September 1996. From July 1992 until joining the Company, Mr. Howell was Corporate Controller for ADESA

Corporation, a company which owns and operates automobile auctions in the United States and Canada. Prior thereto, Mr. Howell was an accountant with Ernst & Young LLP.

                  Catherine M. Daily, has been a director of the Company since October 2002 and is currently Chairperson of the Company's Corporate Governance and Nominating Committee. Since 1997 she has been a Professor at the Kelley School of Business at Indiana University where she is currently the David H. Jacobs Chair of Strategic Management. Prior thereto she served on the faculties of Purdue University and The Ohio State University.

                  Eliza Hermann, has been a director of the Company since January 2003 and is currently a member of the Company's Compensation and Human Resources Committee. Since 1985 she has been employed by BP plc where she has served as its the Vice President Human Resources - Gas Power and Renewables and previously served as its Manager, Strategy and Business Transformation - Global Aromatics.

                  Marisa E. Pratt, has been a director of the Company since January 2003 and is currently a member of the Company's Audit Committee. She has been employed by Eli Lilly in various finance and treasury related positions since 1991 and has been its Vice President of Corporate Services and Chief Financial Officer of Eli Lilly Canada since October of 2002 and serves as a member of its Senior Management team.

                  Richard W. Roedel, has been a director and Chairperson of the Company's Audit Committee since October 2002 and currently is a member of the Company's Corporate Governance and Nominating Committee. From 1999 to 2000, Mr. Roedel was Chairman and Chief Executive Officer of the accounting firm BDO Seidman, LLP, the United States member firm of BDO International. Before becoming Chairman and Chief Executive Officer, he was the Managing Partner of BDO Seidman's New York Metropolitan Area from 1994 to 1999, the Managing Partner of its Chicago office from 1990 to 1994 and an Audit Partner from 1985 to 1990. Mr. Roedel is a co-founder and since 2000 has been a principal of Pinnacle Ventures LLC, which provides funding and management expertise to privately held companies. Mr. Roedel received a B.S. degree in accounting and economics from The Ohio State University and is a Certified Public Accountant. Mr. Roedel is a director of Take-Two Interactive Software, Inc. a manufacturer and marketer of video games, and Dade Behring Holdings, Inc., a medical diagnostics equipment and related product manufacturer.

                  Stephen H. Simon has been a director of the Company since April 1994 and is currently a member of the Company's Compensation and Human Resources Committee. Mr. Simon has been President and Chief Executive Officer of Melvin Simon & Associates, Inc., a privately-held shopping center development company, since February 1997. From December 1993 until February 1997, Mr. Simon was Director of Development for an affiliate of Simon Property Group, a publicly-held real estate investment trust. From November 1991 to December 1993, Mr. Simon was Development Manager of Melvin Simon & Associates, Inc.

                  Jerre L. Stead has been a director of the Company since June 2000 and currently serves as the Company's Lead Independent Director and Chairperson of the Company's Compensation and Human Resources Committee. He is also a member of the Company's Corporate Governance and Nominating Committee. From August 1996 to June 2000 he was Chairman of the Board and from August 1996 to March 2000 he was Chief Executive Officer of Ingram Micro Inc., a worldwide distributor of information technology products and services. He served as Chairman, President and Chief Executive Officer of Legent Corporation, a software development company from January 1995 until its sale in September 1995. Mr. Stead was Executive Vice President of American Telephone and Telegraph Company, a telecommunications company and Chairman and Chief Executive Officer of AT&T Global Information

Solutions, a computer and communications company, formerly NCR Corp. from 1993 to 1994. He was President of AT&T Global Business Communications Systems, a communications company, from 1991 to 1993. Mr. Stead was Chairman, President and Chief Executive Officer from 1989 to 1991 and President from 1987 to 1989 of Square D Company, an industrial control and electrical distribution products company. In addition, he held numerous positions during a 21-year career at Honeywell. Mr. Stead is a Director of Thomas & Betts Corp., Conexant Systems, Inc., Armstrong Holdings, Inc. and Mobility Electronics, Inc.

                  Todd H. Stuart has been a director of the Company since November 1997 and is currently a member of the Company's Audit Committee. Mr. Stuart has been Vice President, since May 1993, and Director of Transportation, since May 1985, of Stuart's Moving and Storage, Inc., a provider of domestic and international logistics and transportation services. Mr. Stuart is a Director of The National Bank of Indianapolis Corporation.

                  Robert F. Wagner has been a director of the Company since April 1994 and is currently a member of the Company's Corporate Governance and Nominating Committee. Mr. Wagner has been engaged in the practice of law with the firm of Lewis & Wagner since 1973.

                  Executive Officers:

                  In addition to Messrs. Laikin and Howell, the Company's Executive Officers include Steven E. Fivel and Frank Terence.

                  Steven E. Fivel, age 42, has been Executive Vice President, General Counsel and Secretary of the Company since January 1997. From December 1993 until January 1997, Mr. Fivel was an attorney with an affiliate of Simon Property Group, a publicly-held real estate investment trust. From February 1988 to December 1993, Mr. Fivel was an attorney with Melvin Simon & Associates, Inc., a privately-held shopping center development company.

                  Frank Terence, age 44, has been Executive Vice President, Chief Financial Officer and Treasurer of the Company since April 2002. From August 2001 through April 2002, Mr. Terence was the Chief Financial Officer of Velocitel, Inc., a wireless infrastructure company based in Irvine, California. From January 2000 through January 2001, Mr. Terence was Chief Financial Officer of eTranslate, Inc., a San Francisco-based web services company. From October 1994 through December 1999, Mr. Terence was employed in various financial positions by Ingram Micro, Inc., a technology distribution company, which included Vice President and Chief Financial Officer for its Frameworks Division and Vice President and Chief Financial Officer for its Latin America Division. From 1990 to 1994, he held regional controllerships and financial management roles for Borland International, a software development company. From 1983 to 1990, he held various financial roles with NCR, Rockwell International and PepsiCo. Mr. Terence is a Certified Management Accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all required reports were filed on a timely basis except that Form 4's reporting grants of options in September 2002 to Mr. Terence and to the Company's Vice President and Controller, Mr. Gregory Wiles, were filed 5 days late.

                        CORPORATE GOVERNANCE INITIATIVES

                  The Board of Directors has adopted a set of Corporate Governance Principles ("Governance Principles") which are consistent with the Board's responsibility for management oversight. These Governance Principles are designed to strengthen the Company and protect the interests of the stockholders of the Company while helping to insure the continued vitality of the Board. A copy of these Governance Principles is attached to this Proxy Statement as APPENDIX A. Copies of these Governance Principles may also be accessed at the Company's website, www.brightpoint.com.

                  Highlights of the Company's Governance Principles include:

                  - Requiring that the Board consist of a majority of Independent Directors and adoption of a definition of independent director that is designed to help ensure that persons who serve as Independent Directors are truly independent;

                  - Appointing a Lead Independent Director to act as a liaison between the Board and management;

                  - Limiting the payment by the Company of compensation of the Chairpersons of the Board Committees to monies received for Board or Board Committee service;

                  - Requiring the Chairperson of the Audit Committee to be a "Financial Expert";

                  - Prohibiting Independent Directors or their family members from conducting business with the Company,

                  - Establishing director compensation practices intended to more closely align the interests of the Independent Directors with the Company's stockholders; and

                  - Requiring the Independent Directors to meet in executive session.

                      MEETINGS OF DIRECTORS AND COMMITTEES

                  During the fiscal year ended December 31, 2002, the Board of Directors held thirteen meetings. In addition, the Board took other action by unanimous written consent in lieu of a meeting. During 2002, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he or she was a director.

                                BOARD COMMITTEES

                  The Board of Directors maintains an Audit Committee and in furtherance of its efforts to improve the Company's corporate governance the Board has established both a Corporate Governance and Nominating Committee and a Compensation and Human Resources Committee. Members of the board committees are comprised solely of persons who meet the definition of an Independent Director under the Company's Governance Principles. Each of these committees has adopted a charter. The Charter of the Audit Committee is attached hereto as APPENDIX B and may also be accessed, together with the charters for the other Board committees, on the Company's website at www.brightpoint.com. A description of the functions of each of the Board Committees is described below.

                  The Corporate Governance and Nominating Committee is responsible for developing and reviewing the effectiveness of the Company's corporate governance guidelines, recommending appropriate Board and Board Committee structures and membership, establishing procedures for the director nomination process and recommending nominees for election to the Board. The Corporate Governance and Nominating Committee did not meet in 2002. The Corporate Governance and Nominating Committee will accept qualified nominees for the Company's Board of Directors recommended by stockholders of the Company who follow the procedures set forth under the caption "Stockholder Proposals for Next Annual Meeting". The current members of the Corporate Governance and Nominating Committee are:

                         Catherine M. Daily, Chairperson
                                Richard W. Roedel
                                 Jerre L. Stead
                                Robert F. Wagner

                  The Compensation and Human Resources Committee has the power to establish and maintain the Company's executive compensation policies of the Company and the policies relating to executive development and executive succession planning. The responsibilities of this committee include formulating, evaluating and approving compensation for the Company's officers, including executive compensation programs, and overseeing and approving all compensation programs involving the issuance of the Company's Common Stock. During 2002, the Compensation and Human Resources Committee did not meet, but took action by unanimous written consent in lieu of a meeting. The current members of the Compensation and Human Resources Committee are:

                           Jerre L. Stead, Chairperson
                                  Eliza Hermann
                                Stephen H. Simon

                  The Audit Committee has the power to select and oversee the performance of the Company's independent public accountants and supervise the audit and financial procedures of the Company. During 2002, the Audit Committee held nine meetings and also took action by unanimous consent in lieu of a meeting. The current members of the Audit Committee are:

                         Richard W. Roedel, Chairperson
                                 Marisa E. Pratt
                                 Todd H. Stuart

none of whom are employees of the Company and each of whom meets the independence and financial literacy requirements under current National Association of Securities Dealers corporate governance standards. In addition, the Board of Directors of the Company has determined that Mr. Roedel qualifies as a "Financial Expert" under the rules of the Securities and Exchange Commission.

REPORT OF AUDIT COMMITTEE

                  During 2002, the Company's Audit Committee consisted of the following directors: Jerre L. Stead (Chairperson) and Todd H. Stuart. In October of 2002, Richard W. Roedel succeeded Mr. Stead as Chairperson of the Company's Audit Committee. In January 2003, Marisa E. Pratt succeeded Mr. Stead as a member of the Audit Committee. Each member of the Committee is independent as defined under the listing standards of the NASDAQ Stock Market, Inc. and the Company's Corporate

Governance Principles. The Committee operates under a written charter that is adopted by the Board of Directors and reviewed by the Committee on an annual basis.

                  The responsibilities of the Audit Committee is to oversee the Company's financial reporting process and internal audit function on behalf of the Board and to report the results of their activities to the Board. The Committee fulfills its responsibilities through periodic meetings with the Company's independent auditors, internal auditors and members of management.

                  Throughout the year the Audit Committee monitors matters related to the independence of Ernst & Young LLP, the Company's independent auditors. As part of its monitoring activities, the Committee obtained a letter from Ernst & Young LLP, containing a description of all relationships between the auditors and the Company. After reviewing the letter and discussing it with management, the Committee discussed with the auditors its overall relationship with the Company and any of those relationships described in the letter that could impact Ernst & Young LLP's objectivity and independence. Based on its continued monitoring activities and year-end review, the Committee satisfied itself as to the auditors' independence. Ernst & Young LLP also has confirmed in its letter that, in its professional judgment, it is independent of the Company within the meaning of the Federal securities laws and within the requirements of Independence Standard Board (ISB) Standard No. 1, Independence Discussion with Audit Committees.

                  The Committee also discussed with management, the Company's internal auditors, its independent auditors, the quality and adequacy of the Company's internal controls and the internal audit function's management, organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

                  The Committee discussed and reviewed with the independent auditors all matters required by auditing standards generally accepted in the United States of America, including those described in SAS 61, "Communication with Audit Committees". With and without management present, the Committee discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

                  The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation and integrity of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee also reappointed Ernst & Young LLP as the Company's independent auditors subject to stockholder ratification of such appointment.

                                                Richard W. Roedel, Chairperson
                                                Marisa E. Pratt
                                                Todd H. Stuart

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                  The following table discloses for the periods presented the compensation for the person who served as the Company's Chief Executive Officer and for each of the Company's other executive officers (not including the Chief Executive Officer) whose total individual compensation exceeded $100,000 for the Company's fiscal year ended December 31, 2002 (the "Named Executives").

                                                                                                    LONG-TERM
                                                                                                   COMPENSATION
                                                                                                   ------------
                                                                ANNUAL COMPENSATION                   AWARDS
                                                   ----------------------------------------------  ------------
                                                                                                    SECURITIES
                                                                                   OTHER ANNUAL     UNDERLYING
NAME AND PRINCIPAL POSITION                 YEAR     SALARY         BONUS        COMPENSATION (1)   OPTIONS (2)
-----------------------------------------   ----   ----------   ------------     ----------------   -----------
Robert J. Laikin ........................   2002   $  450,000   $    225,000     $      5,500        132,857
Chairman of the Board and Chief             2001      450,000              -           88,550         19,999
Executive Officer                           2000      350,000        288,750            2,550         48,571

J. Mark Howell...........................   2002   $  325,000   $    162,500     $      5,500         79,047
President of the Company and                2001      325,000              -           76,050         15,714
Brightpoint Americas                        2000      250,000        206,250            2,550         37,143(3)

Frank Terence (6)........................   2002   $  181,278   $     97,944     $    182,578(7)     107,143
Executive Vice President, Chief
Financial Officer and Treasurer

Steven E. Fivel..........................   2002   $  275,000   $    137,500     $      5,500         61,428
Executive Vice President, General           2001      225,000              -           36,300         10,714
Counsel and Secretary                       2000      175,000        108,400            2,550         25,000(3)

Phillip A. Bounsall (5)..................   2002   $   96,667   $          -     $  1,003,673(4)      14,047
Former Executive Vice President, Chief      2001      290,000              -           44,800         13,571
Financial Officer and Treasurer             2000      225,000        185,625            2,550         32,857(3)

(1) Except as otherwise noted below, represents the Company's matching contributions to the respective employees 401(k) accounts and includes immaterial refunds of less than $5,000 per year from the 401(k) Plan paid in 2003, 2002 and 2001, relating to ERISA compliance testing for the years 2002, 2001 and 2000 for Messrs. Laikin, Howell, Fivel and Bounsall. Also includes payments received by the executive officers named above pursuant to the offer to exchange certain stock options that the Company made to its employees and directors during 2001.

(2) All option amounts and exercise prices have been adjusted to give retroactive effect to a one for seven reverse split of the Company's Common Stock effected in June 2002.

(3) Does not include certain options originally granted in fiscal 1996 and 1997 to Messrs. Howell (107,143); Bounsall (17,857) and Fivel (8,929),
         the expiration dates of which were extended during fiscal 2000 for three years from their original expiration dates.

(4) Includes amount paid to Mr. Bounsall during 2002 relating to the termination of his employment agreement.

(5)      Mr. Bounsall resigned in April 2002.

(6)      Mr. Terence joined the Company in April 2002.

(7) Represents amounts paid for Mr. Terence's moving and relocation costs during 2002.

2003 BONUS PLAN

                  Upon recommendation of the Compensation and Human Resources Committee, the Board of Directors has established a 2003 bonus plan for executive officers which is based upon certain pre-established earnings-per-share targets approved by the Board. If these targets are reached, the executive officers will receive up to 50% of their base salary as a bonus.

OPTION GRANTS IN LAST FISCAL YEAR

                  The following table provides information with respect to individual stock options granted during fiscal 2002 to each of the Named
Executives:


                                                                                        POTENTIAL REALIZABLE VALUE AT
                                                 % OF TOTAL                                ASSUMED ANNUAL RATES OF
                                                   OPTIONS                               STOCK PRICE APPRECIATION FOR
                            SHARES UNDERLYING    GRANTED TO    EXERCISE                      OPTION TERM ($) (2)
                             OPTIONS GRANTED    EMPLOYEES IN    PRICE     EXPIRATION    ------------------------------
          NAME                    (1)           FISCAL YEAR     ($/SH)       DATE         5%             10%
--------------------------  -----------------   ------------   --------   -----------   -------   --------------------
Robert J. Laikin.........         32,857             4.1         6.37      04/18/2007    57,825         127,779
                                 100,000            12.6         8.69      12/11/2007   240,089         530,533

J. Mark Howell...........         29,047             3.7         6.37      04/18/2007    51,120         112,962
                                  50,000             6.3         8.69      12/11/2007   120,044         265,267

Frank Terence............         42,857             5.4         5.60      04/16/2007    66,307         146,522
                                  14,286             1.8         1.49      09/25/2007     5,881          12,995
                                  50,000             8.7         8.69      12/11/2007   120,044         265,267

Steven E. Fivel..........         11,428             1.4         6.37      04/18/2007    20,112          44,443
                                  50,000             6.3         8.69      12/11/2007   120,044         265,267

Phillip A. Bounsall......         14,047             1.8         6.37      04/18/2007    24,722          54,628

(1) All options were granted under the Company's 1994 Stock Option Plan. All options are exercisable as to one-third of the shares covered thereby on the first, second and third anniversaries of the date of grant.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                  The following table sets forth information concerning each exercise of stock options by each of the Named Executives during the fiscal year ended December 31, 2002 and the value of unexercised stock options held by the Named Executives as of December 31, 2002:

                                                   NUMBER OF SECURITIES UNDERLYING
                                                        UNEXERCISED OPTIONS AT          VALUE OF UNEXERCISED
                                                   -------------------------------    IN-THE-MONEY OPTIONS AT
                              SHARES                   DECEMBER 31, 2002 (1)            DECEMBER 31,2002 (2)
                             ACQUIRED      VALUE   ----------------------------      ----------------------------
       NAME                 ON EXERCISE  REALIZED  EXERCISABLE    UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
-------------------------   -----------  --------  -----------    -------------      -----------    -------------
Robert J. Laikin.........        --      $     --      75,713        155,712         $      --      $    50,271
J. Mark Howell...........        --            --     158,808         96,664                --           44,442
Frank Terence............        --            --          --        107,143                --          190,144
Steven E. Fivel..........        --            --      39,165         73,331                --           17,485
Phillip A. Bounsall......        --            --      91,900             --            21,492               --

(1) Includes options held by Messrs. Laikin (28,571), Howell (21,428) and Fivel (14,285) which the foregoing persons have voluntarily relinquished effective as of June 13, 2003, for no consideration. These options had a strike price of $61.691 per option.

(2) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

DIRECTOR COMPENSATION

                  For the fiscal year ended December 31, 2002, non-employee directors received annual cash compensation of $ 30,000 for services rendered in their capacity as Board members. In addition, members of the Executive, Audit and Compensation Committees received annual payments of $6,400, $3,600, and $3,600, respectively, as members of such committees. Under the Company's Corporate Governance Principles, subject to stockholder approval at the Annual Meeting of Stockholders of the Company's Independent Director Stock Compensation Plan, generally 30% of Independent Director compensation will be in the form of restricted stock grants. The Company previously adopted a Non-Employee Director Stock Option Plan (the "Director Option Plan") pursuant to which 133,928 shares of Common Stock are reserved for issuance to non-employee directors. The Director Option Plan provides that eligible directors automatically receive a grant of options to purchase 1,428 shares of Common Stock upon first becoming a director and, thereafter, an annual grant, in January of each year, of options to purchase 571 shares. Effective as of December 31, 2002 the Board determined to suspend all future grants of options under the Director Option Plan. All of the options that were granted under the Director Option Plan were granted at fair market value on the date of grant and are exercisable as to all of the shares covered thereby commencing one year from the date of grant. During the year ended December 31, 2002, the Company granted options to purchase 571 shares of Common Stock, at an exercise price of $3.92 per share, to each of Messrs. Simon, Stead, Stuart and Wagner. During the year ended December 31, 2002, the Company granted options to purchase 10,000 shares of Common Stock, at an exercise price of $2.14 per share, to Mr. Roedel and Ms. Daily. In connection with the Company's "Offer to Exchange" which expired October 15, 2001 the Company granted, on April 18, 2002, options to purchase 1,523 shares of Common Stock, at $6.37 per share, to each of Messrs. Simon, Stuart and Wagner and options to purchase 476 shares of Common Stock, at $6.37 per share, to Mr. Stead.

EMPLOYMENT AND SEVERANCE AGREEMENTS

                  The Company has entered into five-year "evergreen" employment agreements with each of Messrs. Laikin and Howell which are automatically renewable for successive one-year periods and provide for an annual base compensation of $600,000 and $400,000 respectively, and such bonuses as the Board of Directors may from time to time determine. If the Company provides the employee with notice that it desires to terminate the agreement or terminate the agreement without cause, there is a final five-year term commencing on the date of such notice. The employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with the Company's business during the term of the employment agreement and for a period of two years thereafter. The employment agreements also provide that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, as defined, the employee will be entitled to receive severance pay equal to the highest of (a) $2,250,000 for Mr. Laikin and $1,625,000 for Mr. Howell or (b) five times the total compensation (including salary, bonus and the value of all perquisites) received from the Company during the twelve months prior to the date of termination. If after or as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, the employee will be entitled to receive severance pay equal to ten times the total compensation (including salary, bonus, the value of all perquisites and the value of all stock options granted to the employee) received from the Company during the twelve months prior to the date of termination. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Company terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable. For purposes of such agreements, a "change of control" shall be deemed to occur, unless previously consented to in writing by the respective employee, upon (i) individuals who constituted the Company's then current Board of Directors ceasing to constitute a majority of the Board of Directors, (ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of the Company's voting securities by any person or entity not affiliated with the respective employee or the Company, (iii) the commencement of a proxy contest against management for the election of a majority of the Company's Board of Directors if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of the Company's voting securities, (iv) the consummation under certain conditions by the Company of a reorganization, merger or consolidation or sale of all or substantially all of the Company's assets to any person or entity not affiliated with the respective employee or the Company, or (v) the Company's complete liquidation or dissolution. In addition, the Company has entered into a three-year "evergreen" employment agreement with Mr. Fivel, which is automatically renewable for successive one-year periods and provides for an annual base compensation of $325,000. If the Company provides the employee with notice that it desires to terminate the agreement without cause, there is a final three-year term commencing on the date of such notice. The agreement provides otherwise for substantially the same terms as the employment agreements described above, except that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, as defined, the employee will be entitled to receive the highest of (a) $825,000 or (b) three times the total compensation (including salary, bonus and the value of all perquisites ) received from the Company during the twelve months prior to the date of termination. If after or as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, the employee will be entitled to receive severance pay equal to six times the compensation (including, salary, bonus, and the value of all perquisites and the value of all stock options granted to the employee) received or earned from the Company during the twelve months prior to the date of termination. In addition,
(a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Company terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable.

                  The Company has also entered into a three-year "evergreen" employment agreement with Mr. Terence on April 22, 2002 which is automatically renewable for successive one-year periods and provides for an annual base compensation of $350,000, a guaranteed bonus of not less than $86,667 for his first year of service and such additional bonuses as the Board of Directors may from time to time determine. The employment agreement provides for employment on a full-time basis and contains a provision that the employee will not compete or engage in a business competitive with the Company's business during the term of the employment agreement and for a period of two years thereafter. The employment agreement also provides that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, as defined, the employee will be entitled to receive severance pay equal to three times the total compensation (including salary, bonus and the value of all perquisites) received from the Company during the twelve months prior to the date of termination. For purposes of such agreement, a "change of control" shall be deemed to occur, unless previously consented to in writing by the employee, upon
(i) individuals who constituted the Company's then current Board of Directors ceasing to constitute a majority of the Board of Directors, (ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of the Company's voting securities by any person or entity not affiliated with the respective employee or the Company, (iii) the commencement of a proxy contest against management for the election of a majority of the Company's Board of Directors if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of the Company's voting securities, (iv) the consummation under certain conditions by the Company of a reorganization, merger or consolidation or sale of all or substantially all of the Company's assets to any person or entity not affiliated with the respective employee or the Company, or (v) the Company's complete liquidation or dissolution. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Company terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable.

                  The Company had entered into an employment agreement with Mr. Bounsall similar in all respects to the terms and conditions of its agreement with Mr. Fivel except that (a) the annual base compensation for Mr. Bounsall under the terms of the agreement was $290,000 and (b) if Mr. Bounsall terminated his employment without Good Reason, as defined, within 12 months after a "change in control" or if prior to and not as a result of a change in control, Mr. Bounsall terminated his employment for Good Reason or his employment was terminated by the Company other than for disability or cause, as defined in the agreement, Mr. Bounsall would be entitled to receive the highest of (i) $870,000 or (ii) three times the total compensation (including salary, bonus and the value of all perquisites) received from the Company during the twelve months prior to the date of termination. Mr. Bounsall ceased to be Executive Vice President, Chief Financial Officer and Treasurer of the Company effective as of April 22, 2002. In connection with the termination of Mr. Bounsall's employment and his employment agreement with the Company, the Company entered into a separation and general release agreement with Mr. Bounsall pursuant to which the Company paid Mr. Bounsall a severance payment in the aggregate amount of $1 million of which $500,000 was paid to Mr. Bounsall on the date of execution of the severance agreement and the balance of $500,000 was placed in escrow during 2002 and released to him in January of 2003. In addition, pursuant to the separation and general release agreement with Mr. Bounsall, the vesting of certain options to purchase the Company's Common Stock was accelerated. All of the options that were accelerated expire on April 22, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  The Company has a Compensation and Human Resources Committee of the Board of Directors comprised of three Independent Directors (as defined in the Company's Corporate Governance Principles) and currently consisting of Mr. Stead (Chairperson), Mr. Simon and Ms. Hermann. Decisions as to executive compensation are currently made by the Compensation and Human Resources Committee. During 2002, prior to the adoption of the Compensation and Human Resources Committee Charter, executive compensation was determined by the Board of Directors, primarily upon the recommendation of the Compensation Committee (now known as the Compensation and Human Resources Committee). Mr. Wagner, who had been a member of the Compensation Committee until January of 2003 is a partner in a law firm which received fees in exchange for services rendered to the Company during the year ended December 31, 2002. The Board of Directors which includes Messrs. Laikin and Howell has not modified or rejected any recommendations of the Compensation Committee as to the compensation of the Company's executive officers. During the fiscal year ended December 31, 2002, none of the Company's executive officers have served on the Board of Directors or the compensation committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

REPORT ON EXECUTIVE COMPENSATION

                  As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by the Compensation and Human Resources Committee which periodically reviews trends in executive compensation policies. The policy for the Company's executive officers is to pay them for achieving selected performance criteria. Compensation for executive officers consists of base salary, bonus and stock option awards all of which are determined after taking into consideration a variety of factors, including the Company's desire to retain key employees and to provide its executive officers with strong incentives to achieve the Company's business objectives.

                  Base Salary. The base salaries of the Company's executives are fixed pursuant to the terms of their respective employment agreements with the Company subject to any increases as determined by the Board of Directors or the Compensation and Human Resources Committee. The Committee reviews the salary of executive officers for reasonableness based on job responsibilities and a complete review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The Committee's recommendations to the Board of Directors are based on judgments believed to be in the best interests of the Company and in furtherance of the Company's goals. In determining the base salaries of the Company's executives during 2002, the Committee considered the Company's financial and operating results in light of current market and industry conditions. Salaries are reevaluated by the Committee each year to determine whether such salaries are reasonable in light of each executive's expected duties.

                  Bonuses. Bonuses for the Company's executive officers are determined through the use of specific criteria, including, but not limited to profitability, capital management and other qualitative and quantitative measurements. In determining the amount of bonuses awarded, the Committee considers current market factors, the Company's revenues and profitability for the applicable period , the level of achievement of the Company's financial goals and each executive's responsibility and contribution to the accomplishment of the Company's goals. Primarily as a result of the Company's improved financial performance and condition in 2002, the Committee determined to grant bonuses to the Company's executive officers with respect to fiscal 2002 in the amounts set forth in the Summary Compensation Table.

                  Stock Options. Stock option awards under the Company's stock option plans are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. Option grants to executives are also intended to further align the interests of the executives with those of the Company's stockholders. The size and grant of actual awards during 2002 was determined by the Committee. The Committee's determination as to the size of actual awards to individual executives was made after taking into account, among other things, competitive practices and the relative responsibilities and contributions of the individual executives primarily with respect to the Company's improved financial performance during 2002.

                                                 COMPENSATION AND
                                                 HUMAN RESOURCES COMMITTEE
                                                 Jerre L. Stead, Chairperson
                                                 Eliza Hermann
                                                 Stephen H. Simon

                             STOCK PERFORMANCE GRAPH

                  The following line graph compares, from December 31, 1997 through December 31, 2002, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the Media General Financial Services Electronics Wholesale Industry Group Index ("MG Group Index"). During 1998, Media General Financial Services restructured its industry group classification system replacing its former Electronic Equipment Distributors group with the Electronics Wholesale Industry Group. The Company believes that this restructuring did not materially affect the applicable index. The comparison assumes $100 was invested on December 31, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

[STOCK PERFORMANCE GRAPH]

                            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
                            --------   --------   --------   --------   --------   --------
Brightpoint, Inc.           $ 100.00   $  99.10   $  94.59   $  25.23   $  22.63   $   8.13
MG Group Index              $ 100.00   $  82.38   $  98.83   $  75.68   $  74.88   $  56.33
NASDAQ Market Value Index   $ 100.00   $ 141.04   $ 248.76   $ 156.35   $ 124.64   $  86.94

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, based on information obtained from the persons named below, (i) by each person known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) by each of the Named Executives, (iii) by each of the Company's directors, and (iv) by all executive officers and directors of the Company as a group:

                                                                         AMOUNT AND NATURE
                                                                           OF BENEFICIAL        PERCENTAGE OF OUTSTANDING
              NAME AND ADDRESS OF BENEFICIAL OWNER(1)                       OWNERSHIP(2)              SHARES OWNED
              ---------------------------------------                       ------------              ------------
Robert J. Laikin (3).................................................         228,450                      2.7
J. Mark Howell (4)...................................................         213,855                      2.5
Steven E. Fivel (5)..................................................          52,692                       *
Frank Terence (6)....................................................          21,429                       *
Phillip A. Bounsall (13).............................................          96,402                      1.2
Catherine M. Daily (11)..............................................               -                       *
Eliza Hermann .......................................................               -                       *
Stephen H. Simon (7).................................................           2,364                       *
Marisa E. Pratt (12).................................................              14                       *
Richard W. Roedel (11)...............................................               -                       *
Jerre L. Stead (8)...................................................          14,301                       *
Todd H. Stuart (9)...................................................           4,507                       *
Robert F. Wagner (10)................................................           8,814                       *
Timothy S. Durham (14)...............................................         524,701                      6.5
All executive officers and directors
as a group (twelve persons) (15).....................................         546,426                      6.5

----------------------

*        Less than 1%.

         (1) The address for each of such individuals, unless specified otherwise in a subsequent footnote, is in care of Brightpoint, Inc., 501 Airtech Parkway, Plainfield, Indiana 46168.

         (2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

         (3) Includes (i) 102,856 shares underlying options which are exercisable within 60 days of the Record Date, (ii) 114,707 shares owned by Mr. Laikin, (iii) 8,505 shares allocated from the Brightpoint, Inc. 1999 Employee Stock Purchase Plan ("ESPP"), and (iv) 2,382 shares allocated from the Brightpoint, Inc. 401k Plan ("401(k)"). Mr. Laikin voluntarily relinquished 28,571 options effective as of June 13, 2003. The shares underlying the relinquished options have been included in his beneficial ownership information as of the Record Date. Mr. Laikin's beneficial ownership information does not include 128,569 shares underlying options that were not exercisable within 60 days of the Record Date.

         (4) Includes (i) 180,871 shares underlying options which are exercisable within 60 days of the Record Date, (ii) 32,755 shares owned by J. Mark Howell, and (iii) 229 shares allocated from the 401(k). Mr. Howell voluntarily relinquished 21,428 options effective as of June 13, 2003. The shares underlying the relinquished options have been included in his beneficial ownership information as of the Record Date. Mr. Howell's beneficial ownership information does not include 74,601 shares underlying options that were not exercisable within 60 days of the Record Date.

         (5) Includes (i) 51,307 shares underlying options which are exercisable within 60 days of the Record Date, (ii) 1,142 shares owned by Mr. Fivel, (iii) 97 shares allocated from the ESPP, and (iv) 146 shares allocated from the 401(k). Mr. Fivel voluntarily relinquished 14,285 options effective as of June 13, 2003. The shares underlying the relinquished options have been included in his beneficial ownership information as of the Record Date. Mr. Fivel's beneficial ownership information does not include 61,189 shares underlying options that were not exercisable within 60 days of the Record Date.

         (6) Includes (i) 14,286 shares underlying options which are exercisable within 60 days of the Record Date, (ii) 3,572 shares owned by Mr. Terence, and (iii) 3,571 shares held by the Frank Terence and Katrina Marie Terence Trust of October 31, 2001. Mr. Terence and his spouse are the trustees of this trust which is for the benefit of his minor child. Mr. Terence's beneficial ownership information does not include 92,857 shares underlying options that were not exercisable within 60 days of the Record Date.

         (7) Includes (i) 714 shares owned by Mr. Simon and (ii) 1,650 shares underlying options which are exercisable within 60 days of the Record Date. Mr. Simon's beneficial ownership information does not include 1,015 shares underlying options that were not exercisable within 60 days of the Record Date.

         (8) Includes (i) 13,000 shares beneficially owned by Mr. Stead, which shares are owned of record by JMJS Group LLP, and (ii) 1,301 shares underlying options which are exercisable within 60 days of the Record Date. Mr. Stead's beneficial ownership information does not include 317 shares underlying options that were not exercisable within 60 days of the Record Date.

         (9) Includes (i) 2,857 shares owned by Mr. Stuart and (ii) 1,650 shares underlying options which are exercisable within 60 days of the Record Date. Mr. Stuart's beneficial ownership information does not include 1,015 shares underlying options that were not exercisable within 60 days of the Record Date.

         (10) Includes (i) 7,150 shares owned by Mr. Wagner and (ii) 14 shares held in a joint account by Mr. Wagner and his emancipated son, of which shares Mr. Wagner disclaims beneficial ownership and (iii) 1,650 shares underlying options which are exercisable within 60 days of the Record Date. Mr. Wagner's beneficial ownership information does not include 1,015 shares underlying options that were not exercisable within 60 days of the Record date.

         (11) Ms. Daily's and Mr. Roedel's beneficial ownership information does not include 10,000 shares underlying options that were not exercisable within 60 days of the Record Date.

         (12)     Represents shares owned by Ms. Pratt.

         (13) Includes (i) 91,900 shares underlying options which are exercisable within 60 days of the Record Date, (ii) 2,428 shares owned by Mr. Bounsall's wife, (iii) 1,136 shares allocated from the ESPP, (iv) 126 shares allocated from the 401(k), and (v) 812 shares held in the Howell Family Educational Trust of which Mr. Bounsall is a trustee and as to which shares Mr. Bounsall, as trustee, has voting and dispositive power.

         (14) Based solely on an amended joint Schedule 13D filed with the Securities and Exchange Commission ("SEC") by Timothy S. Durham, Diamond Investments, LLC, Henri B. Najem, Jr., Shelley Najem, Jeffrey Osler, Neil Lucas, James F. Cochran, Jonathon
                  B. Swain, Dr. Charles Durham, Mitza Durham and Shannon Frantz. The address of Mr. Durham is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

         (15) Includes an aggregate of 355,571 shares underlying options which are exercisable within 60 days of the Record Date, including those listed in notes (3) through (12), above. Does not include an aggregate of 380,578 shares underlying options that were not exercisable within 60 days of the Record Date.

EQUITY COMPENSATION PLANS

                  The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2002.

                                                                                                 Number of securities
                                                    Number of securities   Weighted-average    remaining available for
                                                     to be issued upon      exercise price      issuance under equity
                                                        exercise of         of outstanding        compensation plans
                                                    outstanding options       options and       (excluding securities
                                                         and rights             rights         reflected in column (a))
                                                   --------------------------------------------------------------------
                Plan Category                               (a)                   (b)                    (c)
-----------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by security
holders: (1994 Stock Option Plan and Non-Employee
Director Stock Option Plan)                                    908,543            $ 22.947                 76,109

Equity compensation plans not approved by
security holders (1): (1996 Stock Option Plan)                 456,664            $ 21.808                 67,793
                                                    -------------------------------------------------------------------
Total                                                        1,365,207            $ 22.567                143,902
                                                    ===================================================================

(1) Represents the aggregate number of shares of common stock issuable upon exercise of individual arrangements with option holders. These options are 5 to 10 years in duration, expire at various dates between October 9, 2003 and November 14, 2012, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans. See Note 13 to the Consolidated Financial Statements included in the Company's Form 10-K for the year ended December 31, 2002, for a description of the 1996 Stock Option Plan.

                              CERTAIN TRANSACTIONS

                  The Company utilizes the services of a third party for the purchase of corporate gifts, promotional items and standard personalized stationery. Mrs. Judy Laikin, the mother of Robert J. Laikin, the Company's Chief Executive Officer, was an independent consultant to this third party during 2001 and prior to June 1, 2000 was the owner of the third party. The Company purchased approximately $91,382 of services and products from this third party during 2002. The Company believes that these purchases were made on terms no less favorable than the Company could have obtained from an unrelated party.

                  During 2002, an entity in which the father of Robert J. Laikin is a fifty percent (50%) equity owner, provided risk management services to the Company for which it paid the entity $30,800 in consulting fees. In the first quarter of 2002, the Company terminated its relationship with this provider of risk management services. During the fiscal year ended December 31, 2002 the Company paid to an insurance brokerage firm, for which the father of Robert J. Laikin acts as an independent insurance broker, $205,000 in service fees and certain insurance premiums, which premiums were forwarded to the Company's respective insurance carriers.

                  The Company's Certificate of Incorporation and By-laws provide for the Company to indemnify its officers and directors to the extent permitted by law. In connection therewith, the Company has entered into indemnification agreements with its executive officers and directors. In accordance with the terms of these agreements, since January 2002 the Company has paid $119,885.73 of legal fees and expenses to counsel for Mr. Bounsall, the Company's former Chief Financial Officer, in connection with certain litigation and pending regulatory matters. In addition, the Company paid approximately $29,000 of legal fees to the Company's counsel for representing Mr. Bounsall prior to his retention of separate counsel. The Company has also paid for the legal fees and expenses for Messrs. Howell and Stead and certain non executive officers in amounts less than $60,000 each. The Company may be required to reimburse certain of its current and former officers and directors for their personal legal expenses arising from certain litigation and regulatory matters pursuant to the Company's Certificate of Incorporation and By-laws and indemnification agreements.

                                   PROPOSAL I

                      APPROVAL OF THE COMPANY'S INDEPENDENT
                        DIRECTOR STOCK COMPENSATION PLAN

                  In furtherance of the Company's Corporate Governance Principles, the Board of Directors has adopted the Company's Independent Director Stock Compensation Plan (the "Director Plan"). The Board believes that compensating Independent Directors through the issuance of Common Stock to them will help the Board attract, retain and compensate highly qualified individuals to serve as Independent Directors on the Board of Directors thereby aligning the interests of the Independent Directors and the Company's stockholders.

                  Summary of the Director Plan

                  The following summary of the Director Plan does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Director Plan, set forth as APPENDIX C attached hereto and made a part hereof.

                  Only members of the Company's Board of Directors who qualify as Independent Directors under the Company's Corporate Governance Principles (the "Principles") are eligible to participate in the Director Plan. The Director Plan generally provides that 30% of the annual compensation to be paid to the Independent Directors for Board service (exclusive of payments for Board Committee service or reimbursement of travel expenses) ("Annual Board Compensation") shall be paid in the form of shares of Common Stock from the Director Plan. However, if on December 15 of any given year the fair market value of the Common Stock owned by an Independent Director is equal to or greater than 200% of the Annual Board Compensation (the "Threshold Amount"), then such Independent Director can choose to be paid in cash rather than in Common Stock. Under the Director Plan the Independent Directors have the right to elect to take all of their Annual Board Compensation in the form of Common Stock. The Common Stock to be awarded in lieu of cash will be issued on the 15th day of June and December in each year (or, if such dates are not a business day then on the earliest preceding business day) ("Award Dates") and the number of shares of Common Stock to be awarded shall be determined by dividing the applicable portion of the Annual Board Compensation to be paid in Common Stock by the average of the closing sales prices of the Common Stock for the five trading days ending on the third business day prior to the applicable Award Date. No shares of Common Stock awarded under the Director Plan may be sold by an Independent Director until the earlier of (i) the date the value of the director's Common Stock equals or exceeds the Threshold Amount (to be determined each December 15 for the ensuing year) or (ii) six months (or such other date as specified in the Principles) after the Independent Director ceases to be a director of the Company. An aggregate of 400,000 shares of Common Stock have currently been reserved for issuance under the Director Plan.

                  The following is a brief summary of the Federal income tax aspects of Awards made under the Director Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

                  Upon receipt of the Award, the participant will recognize as ordinary compensation income the excess (if any) of the fair market value of the shares on the date of such receipt over the amount paid, if any, for the shares. The Company will qualify for a Federal income tax deduction equal in amount to the amount that is included as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under
Section 162(m) of the Internal Revenue Code of 1986. Upon sale of the shares, the participant will recognize gain or loss equal to the difference (if any) between the amount realized on such sale over the sum of the amount paid, if any, for the stock and the amount of compensation income recognized by the participant on receipt of the Award. The gain, if the participant holds the shares as capital assets, or loss will be long-term or short-term capital gain or loss depending on whether his holding period exceeds one year.

RECOMMENDATION

                  THE BOARD OF DIRECTORS BELIEVES THAT THE INDEPENDENT DIRECTOR STOCK COMPENSATION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTOR PLAN.

                                   PROPOSAL II

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

                  The Company has engaged Ernst & Young LLP as its independent auditors since October 1994. Ernst & Young LLP reported on the financial statements of the Company for the fiscal year ended December 31, 2002 and the Audit Committee of the Board of Directors has appointed Ernst & Young LLP to audit and report on the financial statements of the Company for the year ending December 31, 2003. Although stockholder approval of the appointment of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. Furthermore, although the appointment of Ernst & Young LLP is being submitted for stockholder ratification, the Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of Ernst & Young LLP as auditors, at any time during the 2003 fiscal year, if it deems such change to be in the best interests of the Company. Representatives of Ernst & Young LLP will be present at the Annual Meeting.

                  In addition to retaining Ernst & Young LLP to audit the Company's financial statements, the Company engages Ernst & Young LLP from time to time to perform other services. The following table sets forth the aggregate fees billed by Ernst & Young LLP in connection with services provided during each of the fiscal years ended December 31, 2002 and 2001.

           Fee Type                   Fiscal Year Ended 2002   Fiscal Year Ended 2001
--------------------------------      ----------------------   ----------------------
Audit Fees (1)                               $    667,370           $     694,200

Audit-related Fees (2)                            340,940                 386,700

Tax Fees (3)                                      329,500                 331,615

All Other Fees                                          -                       -
                                             ------------           -------------

Total Fees                                   $  1,337,810           $   1,412,515
                                             ============           =============

(1) Includes fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-Q.

(2) Includes fees paid for statutory audits of international subsidiaries, professional services rendered in connection with the audit of the Company's 401(k) Plan, professional services related to the restatement of the financial statements contained in the Company's 2000 Form 10-K and professional fees on research of various accounting issues.

(3) Includes fees paid for tax compliance and related tax services and tax outsourcing.

                  The Audit Committee has considered whether the provision of services covered in the preceding Note 3 above is compatible with maintaining Ernst & Young LLP's independence.

                  AUDIT COMMITTEE PRE-APPROVAL POLICIES. In addition to retaining Ernst & Young LLP to audit the Company's consolidated financial statements for 2002, during 2002 Ernst & Young LLP was retained to provide tax services for the fiscal 2002 year and for the fiscal year ending December 31, 2003.

                  The Audit Committee has formal policies and procedures in place with regard to the approval of all professional services provided to the Company by the Company's independent auditors. With regard to certain "Audit", "Audit-Related", "Tax" and "All Other" services, the Committee has pre-approved certain services specified in the policy for which pre-approval generally covers a 12 month period. In addition, the Committee reviews the annual audit services engagement terms and fees in advance. The Committee may delegate the pre-approval authority to any member of the Committee.

                  With regard to "Tax" services, the Committee has given general pre-approval to certain specified tax services other than those involving large or complex transactions not specified in the Committee's policy which will require specific pre-approval by the Committee.

                  With regard to "All Other" services, the Committee has granted pre-approval to certain permissible non-audit services that it considers to be routine and recurring services that would not impair the independence of the auditor and that are consistent with the SEC's rules on auditor independence

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

                  Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders for its fiscal year ending December 31, 2003 to be held in the year 2004 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than February 20, 2004 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company's By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company at 501 Airtech Parkway, Plainfield, Indiana 46168.

                  After the February 20, 2004 deadline, a stockholder may present a proposal at the Company's 2004 Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than May 12, 2004. If timely submitted, the stockholder may present the proposal at the 2004 Annual Meeting but the Company is not obligated to present the matter in its proxy statement.

                  In recommending candidates to the Board of Directors, the Corporate Governance and Nominating Committee seeks highly qualified persons. The Corporate Governance and Nominating Committee has complete discretion in considering nominations to the Board. A stockholder who wishes to recommend a qualified candidate to the Company's Board of Director's may write to the Company's Secretary at the address set forth above, stating in detail the qualifications of the person they recommend. All nominations for the 2004 Annual Meeting must be submitted no later than February 20, 2004.

                  With respect to the deadlines discussed above, if the date of the Annual Meeting to be held in 2004 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2003, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2004 Annual Meeting.

                                OTHER INFORMATION

                  A copy of the Company's 2002 Annual Report to Stockholders is being furnished herewith to each stockholder of record as of the close of business on June 11, 2003. Copies of the Company's Annual Report on Form 10-K will be provided upon written request to the Company at 501 Airtech Parkway, Plainfield, Indiana 46168, Attention Investor Relations. The Form 10-K also is available on the Company's website at www.brightpoint.com.

                  The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                         By order of the Board of Directors,

                                         /s/ Steven E. Fivel
                                         Steven E. Fivel
                                         Secretary

June 20, 2003

                                   APPENDIX A
                         CORPORATE GOVERNANCE PRINCIPLES

The Board of Directors ("Board") of Brightpoint, Inc. ("Company" or "Brightpoint") believes that effective corporate governance is built on adherence to a number of "best practices." These practices are consistent with the Board's responsibilities to effectively oversee the Company's strategy, evaluate and compensate Company executives, and plan for management succession. Most importantly, these practices are believed to strengthen the Company and protect shareholders' interests. As such, the Board has developed and follows a program of corporate governance that includes the following elements:

     -    Board Independence

               - The Board shall be comprised of a majority of independent directors. Director independence, at a minimum, is consistent with applicable rules and regulations for Nasdaq-traded issuers. The Board believes that independence is best achieved when independent directors, their family members, or their primary employers receive no consulting, legal, or other fees from Brightpoint other than in their service as Board members.

                         - An Independent Director is specifically defined as a director who:

                                  -   Is not an affiliate of the Company, the
                                      Company's affiliates, any member of the
                                      Company's senior management, or the
                                      Company's suppliers or customers;

                                  -   Has not been employed by the Company or
                                      its affiliates within the past five years;

                                  -   Has no personal services contract, such
                                      as a consulting or advising relationship, with the Company, its affiliates, or the Company's executives;

                                  -   Has no business relationship with the
                                      Company or its affiliates (other than in his or her service as a Board member) that requires Brightpoint to make disclosure under Nasdaq or Securities and Exchange Commission rules and regulations;

                                  -   Is not affiliated with a not-for-profit
                                      organization that receives substantial
                                      contributions from the Company or its
                                      affiliates, as specified by Nasdaq rules or regulations;

                                  -   Is not employed by an organization at
                                      which an executive of Brightpoint serves as a Board member;

                                  - Is not a family member of any individuals with the aforementioned relationships;

                                  - Has not been affiliated with or employed by a present or former auditor of the Company or its affiliates until five years after the end of either the affiliation or auditing relationship.

               - The Board is committed to Board Committee independence. Each Board Committee will be chaired by an Independent Director of the Board. Committee chairs, their family members, or their primary employers shall receive no consulting, legal, or other fees from Brightpoint other than in their service as Board members. In compliance with Sarbanes-Oxley and Nasdaq rules and regulations, the Audit Committee is comprised of three Independent Directors. In addition, the Audit Committee chair shall be deemed a "financial expert", as specified by Nasdaq rules and Section 407(b) of the Sarbanes-Oxley Act of 2002 and any rules implemented by the Securities and Exchange Commission. Committee chairs and members serve one year renewable terms. Any director that is no longer considered an Independent Director will be required to resign from any Committee on which he or she serves.

               - The Board presently believes that it is in the best interests of the Company for the positions of Chief Executive Officer and Board Chairperson to be combined, as this structure provides for unified vision and leadership within the Company. This combined leadership structure will be periodically evaluated. Should the Board determine that such separation is appropriate, these positions will be formally separated. The CEO/Chairperson serves a critical role in establishing and maintaining effective communications with the Company's shareholders, customers, suppliers, employees, creditors, communities, governments, and other stakeholders.

                    Communications between the Company and stakeholders will be primarily through the CEO/Chairperson of the Board.

               - When the Chief Executive Officer and Board Chairperson positions are combined, the Board will maintain a Lead Independent Director. This director will be selected by the Independent Directors of the Board from among the Independent Directors of the Board. The Lead Independent Director serves as an important liaison between the Board and Management. A key role of the Lead Independent Director is to work closely with the Corporate Secretary so that Board members receive meeting agendas and related materials with sufficient time to effectively prepare for discussion at Board and/or Committee meetings. The Lead Independent Director is also responsible for scheduling meetings whereby the Independent Directors meet in executive session. Executive sessions include only Independent Directors, with guests invited at the discretion of the Independent Directors. Management Board members and other Management representatives will not, as a rule, be present in these sessions. The Lead Independent Director sets the executive session meeting agendas and presides over these meetings. The Lead Independent Director also serves a central role as liaison between the Board and external advisors retained by the Board. The Lead Independent Director serves for a one year renewable term. The Lead Independent Director is evaluated by the full Board on an annual basis.

               - As a matter of policy, and to ensure Board independence, Independent Directors or directors who are not employed by the Company or its affiliates, their family members, and their primary employers will refrain from conducting any business with the Company outside of directors' service as Board members. This is consistent with the definition of an Independent Director contained herein. Board member independence will be assessed and affirmed annually. Consideration will be given to replacing non-management directors no longer considered independent.

     -    Board Budget

               - In recognition of the Board's commitment to maintaining independence, the Board maintains an operating budget separate from Company funds. These funds are provided by the Company. This enables the Board to engage in activities such as determining Director compensation and hiring external experts such as the external auditors and compensation consultants without having to request such operating funds from Management. The Board's budget is overseen by the Lead Independent Director and Audit Committee Chairperson.

     -    Committee Charter

               - The Board will maintain and make publicly available Board Committee Charters for the three standing Board committees. These Charters, the Company's Corporate Governance Guidelines, and the Company's Code of Business Conduct and Ethics, which may be modified as appropriate, are made available to the public via the Company's website (www.brightpoint.com).

     -    Board Size

               - The Board shall be comprised of between eight to 12 members. Board size will be a function of the current needs of the Company and the ability to effectively staff standing Board committees. Board size will be, in part, a function of a purposeful desire to enhance Board member diversity. Diversity is accomplished through the inclusion of directors with varying background characteristics and knowledge bases. Directors are selected for their ability to provide unique diverse perspectives and skills in their service as Board members. Directors are re-evaluated as to their ability to meet Board member diversity goals and effectively contribute to the Board in the event their primary occupation or employment status changes during their term. Consideration will be given to replacing directors not fulfilling these goals due to their occupational or employment status change.

     -    Director Compensation

               - The Board believes that it is important to rely on director compensation practices that promote director independence. Directors' compensation is therefore in the form of a Board retainer. No special fees are granted for Board or Committee meeting attendance. The Lead Independent Director, Board Committee chairs, and Audit Committee members receive additional compensation in recognition of their additional service responsibilities. The Board also believes that its Independent Directors should make a meaningful investment in Company stock. Consistent with this guideline, 30 percent of an Independent Director's annual compensation will be, subject to receipt of necessary approvals, in the form of restricted stock grants until the fair market value of the Director's stock holdings in the Company reach a level two times that of the Director's annual Board retainer. Once a Director's stock holdings reach this level, the Director generally may elect to receive the annual retainer in the form of cash or a combination of cash and restricted stock grants. Directors may also choose to have the annual Board retainer paid entirely in restricted shares. Unless the fair market value of the shares of Common Stock held by a Director reaches a level of two times that of the annual Board retainer the Director may not sell any restricted shares issued as part of the Director's annual Board compensation until six months after the Director's retirement/resignation from the Board. Once a Director's stock holdings reach the two times annual retainer level (which holdings shall be measured in December of each year) all restricted shares previously issued to the Director as part of the Director's annual Board retainer and all restricted shares to be issued to the Director in the ensuing year may be sold in the ensuing year without the need to comply with the restrictions set forth above. Any director stock transactions will be posted on the Company's website (www.brightpoint.com).

     -    Board Meetings and Attendance

               - The Board is committed to open communication among Board members and between the Board and Management. Consistent with this, the Board and Board Committees shall meet on a quarterly basis. Board meeting dates are established on an annual basis and approved by Board vote. Additional Board and/or Committee meetings are scheduled on an "as needed" basis. The Board believes that it is important for directors to participate in scheduled Board and/or Committee meetings. Directors who participate in less than 75 percent of scheduled Board and Committee meetings are subject to being terminated as a Board member or not receiving re-nomination to the Board.

     -    Director Access to Management

               - Consistent with the need for open communication channels between the Board and Management, non-management directors have direct access to Company Management outside of formal Board and/or Committee meetings.

     -    Board Education and Evaluation

               - The Board is committed to ensuring that directors receive ongoing educational opportunities that enhance their abilities to effectively serve the Company. To this end, the Board engages in continuing education experiences. New Board members are provided with a comprehensive manual that assists in their orientation to the Board and the Company. The Board is also committed to evaluating the overall effectiveness of the Board and individual directors. Board and Board Committee evaluation occurs annually. Directors are formally evaluated at the conclusion of their Board term and prior to their consideration for re-nomination to the Board.

                                   APPENDIX B

                       BRIGHTPOINT AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter, which has been adopted by the board of directors of Brightpoint, Inc. ("Company") governs the operations of the Audit Committee of the Board of Directors of the Company ("Committee"). The Committee shall review and reassess the adequacy of the charter at least annually and obtain the approval of the board of directors of the Company for any changes in the charter recommended by the Committee. The Committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company ("Independent Directors"). Members of the Committee shall be considered Independent Directors as long as they are in compliance with the definition of Independent Directors as defined and set forth in the Company's Corporate Governance Principles. All Committee members shall be financially literate, and, at least one member shall be a "financial expert," as defined by SEC regulations.

PURPOSE

The Audit Committee shall provide assistance to the board of directors in fulfilling the board's oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to:

- the integrity of the Company's financial statements and the related public reports, disclosures and regulatory filings in which they appear ;

- the systems of internal control over financial reporting, operations, and legal/regulatory compliance;

- the performance, qualifications and independence of the Company's independent accountants;

- the performance, qualifications and independence of the Company's internal audit function, and;

- compliance with the Company's ethics policies and applicable legal and regulatory requirements.

In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent accountants, the internal auditors, and management of the Company.

AUTHORITY

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage and determine the compensation of independent counsel and other advisers as it determines necessary to carry out its duties.

ADMINISTRATION

The Committee will meet at least four times each year, one of which shall be an annual meeting with authority to convene additional meetings, as circumstance require.

The Committee shall fix its own rules of procedure, which shall be consistent with the by-laws of the Company and this charter.

Unless a chair is elected by the board of directors, the members of the Committee may designate a chair by majority vote of the full Committee.

The chair of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

A majority of the Committee shall constitute a quorum.

The Committee may form subcommittees for any purposes that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

Following each of its meetings, the Committee shall deliver a report on the meeting, in the form of minutes or otherwise, to the board of directors, including a description of all actions taken by the Committee at the meeting.

Members of the Committee shall serve until their resignation, retirement or removal by the board of directors or until their successors shall be appointed and qualify. No member of the Committee shall be removed unless by a majority vote of the full board of directors.

A member of the Committee shall promptly notify the chair of the Committee and the board of directors if the member is no longer an Independent Director. The chair of the Committee shall promptly notify the full board of directors if the chair is no longer an Independent Director.

All Committee members are expected to attend each meeting, in person or via tele- or video conference. The Committee may invite members of management, counsel, auditors or others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes of each meeting will be prepared.

DUTIES AND RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent accountants are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

In carrying out their responsibilities, the policies and procedures of the Committee shall remain flexible, in order to best react to changing conditions and circumstances. The following sections of this charter set forth the principal duties and responsibilities of the Audit Committee, as a guide, with the understanding that the Committee may supplement them as appropriate.

Relationship with the Independent Accountants

The independent accountants shall report directly to the Committee.

- The Committee shall be directly responsible for the appointment and termination (subject to shareholder ratification, if applicable or required as determined by the full board of directors), compensation, and oversight of the work of the independent accountants, including pre-approval of all audit services provided by the independent accountants and resolution of any disagreements between management and the independent accountants regarding financial reporting.

- At least annually, the Committee shall obtain and review a report by the independent accountants describing:

     -    The accounting firm's internal quality control procedures.

     - Any material issues raised by the most recent internal quality control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     - All relationships between the independent accountant and the Company (to assess the auditor's independence).

- The Committee shall set clear hiring policies for employees or former employees of the independent accountants that comply with SEC regulations and applicable regulations on any stock exchange or quotation medium where the Company's securities are listed for trading.

Accounting Matters and Financial & Regulatory Reporting

- The Committee shall receive regular reports from the independent accountant on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

- Prior to their release, the Committee shall review and discuss with management and the Company's Disclosure Committee, if then in existence, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The chair of the Committee may represent the entire Committee for purpose of this review.

- The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall also discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

- The Committee shall review with management and the independent accountants the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity and completeness of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards.

- The Committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

Non-Audit Services Provided by the Independent Accountant

- The Committee shall pre-approve all non-audit services provided by the independent accountants and shall not engage the independent accountants to perform the specific non-audit services prohibited by law or regulation.

- The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Internal Audit

- The Internal Audit Director shall report to the Committee. The Committee may delegate certain administrative responsibilities in connection with the oversight of the Internal Audit Director to the Chief Financial Officer of the Company or such other officer of the Company, from time to time. The Committee shall review and approve the appointment, replacement or dismissal of the Internal Audit Director.

- The Committee shall review with management and the Internal Audit Director, the internal audit charter, plans, activities, staffing and organizational structure of the internal audit function and shall approve the annual internal audit plan and approval of the budget with respect thereto.

- The Committee shall review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

Adequacy of Audit Scopes and Resources

- The Committee shall discuss with the internal auditors and the independent accountants the overall scope and plans for their respective audits, including the adequacy of staffing and resources.

Internal Controls

- The Committee shall discuss with management, the internal auditors, and the independent accountants the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

- The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent accountants' report on management's assertion.

Private & Executive Sessions

- The Committee shall meet separately and periodically with management, the internal auditors, and the independent accountants to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent accountants to meet privately with the members of the Committee. The Committee shall review with the internal auditors and the independent accountants any audit problems or difficulties and management's response.

Other Matters

- The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

- The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

-    The Committee shall institute and oversee special investigations as needed.

- The Committee shall perform an evaluation of the Committee's and individual members' performance at least annually to determine whether it is functioning effectively.

- The Committee shall perform any other activities related to this charter as may be requested by the board of directors or as the Committee determines is necessary to carry out its duties and responsibilities.

                                   APPENDIX C

                                BRIGHTPOINT, INC.
                  INDEPENDENT DIRECTOR STOCK COMPENSATION PLAN

1.       Purpose.

         The Independent Director Stock Compensation Plan (the "Plan") is established to attract, retain and compensate for service highly qualified individuals who qualify as independent directors of Brightpoint, Inc. (the "Company") under the Company's Corporate Governance Principles ("CGP"), as may be amended from time to time ("Independent Directors"), and to strengthen the commonality of interest between Independent Directors and stockholders of the Company through the Independent Directors' ownership in the Company's common stock, $.01 par value (the "Common Stock").

2.       Eligibility.

         All members of the Company's Board of Directors who qualify as Independent Directors under the CGP shall participate in the Plan, provided, however, that in no event shall a member of the Company's Board of Directors be eligible to participate in the Plan if he or she is employed by the Company or any of its subsidiaries.

3.       Scope and Duration.

         A maximum of 400,000 shares of Common Stock may be issued under the Plan, which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. As provided in paragraph 9 hereof, the Plan shall become effective on the date that the Plan is approved by the Company's stockholders.

4.       Awards of Common Stock; Restrictions on Resale of Common Stock.

         (a) Awards of Common Stock made under the Plan ("Awards") shall be consistent with the director compensation provisions set forth in the CGP. Except as otherwise set forth below, as set forth in the CGP, 30% (or such other percentage as may be set forth in an amendment to the CGP subsequent to the effective date of the Plan) of the annual compensation to be paid by the Company to an Independent Director for Board services rendered by the Independent Director ("Board Compensation") shall be paid through the issuance of shares of Common stock pursuant to the Plan (the "Required Share Condition"). For purposes of the Plan, Board Compensation shall not include amounts paid to an Independent Director for (i) services as a member of a Committee of the Board or (ii) travel and other expenses incurred by or on behalf of an Independent Director for attending Board or Board Committee meetings. Notwithstanding the foregoing, if the Fair Market Value (as defined below) of the shares of Common Stock issued to an Independent Director under the Plan or owned by the Independent Director as of December 15 of any given year (which ownership shall consist of shares owned directly or indirectly (e.g., in a controlled entity or a pension plan) but shall not include shares underlying derivative securities such as options or warrants but which shall take into account Awards made on or about December 15 of that year as provided in subparagraph (c) below even if the certificates for the shares have not yet been issued), is equal to or in excess of 200% of the annual Board Compensation to be received by the Independent Director for the ensuing year (the "Threshold Amount") then in lieu of receiving the shares subject to the Required Share Condition the Independent Director may elect to receive all or a portion of the Board Compensation for the ensuing year that would otherwise be payable in shares of Common Stock in cash or a combination of cash and Common Stock to be awarded under the Plan. In addition, any Independent Director may for any ensuing year elect to receive all or a portion of his or her Board Compensation that would otherwise be payable in cash in the form of Common Stock awarded under the Plan. Any such election(s) must be received by the Company by December 31 and once made an election shall govern the form of compensation to be received by the Independent Director for the ensuing year. All elections must be made in 10% increments.

         (b) Each Award of Common Stock shall be payable in arrears for Board services rendered by the Independent Director in the six month period immediately preceding the date of the Award (the "Service Period"). The amount of shares of Common Stock subject to an Award and the payment dates of the Award shall be determined as provided below.

         (c) On the 15th of June and December in each year (or the immediately preceding business day if June 15 or December 15 is not a business day) (each, an "Award Date") each Independent Director of the Company who served as an Independent Director at any time during the applicable Service Period shall, except as provided in subparagraph (d) below, automatically be awarded that number of shares of Common Stock determined by dividing (x) the amount of Board Compensation that the Independent Director was entitled to receive in Common Stock for services rendered by the Independent Director during the applicable Service Period as determined in subparagraph (b) above, by (y) the average of the Fair Market Value of the Common Stock for the five trading days ending on the third business day immediately preceding the applicable Award Date. Certificates evidencing the shares of Common Stock constituting Awards shall be registered in the respective names of the participants in the Plan and shall be issued to each participant promptly after an Award Date but, in any event, no later than twenty (20) business days after an Award Date. With respect to an Independent Director who only served as such for a portion of a Service Period the Independent Director shall be entitled to receive that percentage of an Award determined by multiplying (i) the number of shares of Common Stock that the Independent Director would have received if he or she had served for the entire Service Period by (ii) a fraction, the numerator of which is the actual number of days during the applicable Service Period in which the Independent Director served and the denominator of which is the total number of days in the applicable Service Period.

         (d) Notwithstanding the provisions set forth in subparagraphs 4(b) and (c) above, no Award shall be granted to an Independent Director who (i) is not subject to the Required Share Condition and who has elected to receive his or her Board Compensation in the form of cash in lieu of Common Stock for the Service Period covered by the Award and (ii) provides written notification of the election by the time specified in subparagraph 4(a) addressed to the General Counsel of the Company at the Company's then principal executive offices (currently located at 501 Airtech Parkway, Plainfield, IN 46168), that he or she wishes to receive a cash payment equal to the portion of the director compensation that would otherwise be payable in Common Stock.

         (e) Shares of Common stock issued under the Plan may not be sold by an Independent Director until the Fair Market Value of his or her share holdings have reached the Threshold Amount which determination shall be made on December 15 of each year. Once an Independent Director has reached the Threshold Amount in any given year he or she shall thereafter not be subject to any restrictions under the Plan from selling, during the ensuing year, any shares of Common Stock that have been received by the Independent Director under the Plan at any time prior to the end of such ensuing year. If the value of the Independent Director's share holdings do not reach the Threshold Amount then the shares of Common Stock that are issued under the Plan may not be sold until six months (or such other period as specified in the CGP) after the Independent Director ceases to be a director of the Company. If applicable, the certificates representing the shares of Common Stock issued under the Plan shall also contain a legend with respect to any restrictions on transfer of the shares set forth in the Plan and stop transfer orders shall be placed with the transfer agent for the Common Stock with respect to such restrictions.

         (f) No fractional share of Common Stock shall be issued under the Plan and any fractional share shall be rounded up to the next nearest number of whole shares. All determinations to be made by the Company hereunder shall be made by the Board of Directors.

5.       Administration and Amendment of the Plan.

         Although to the extent possible, the Plan is intended to be self-executing, the Plan shall be administered, to the extent necessary, by the Board of Directors of the Company. The Plan may be terminated or amended by the Board of Directors as they deem advisable. No amendment to the Plan may be made without stockholder approval which would (i) increase the number of shares of Common Stock available for issuance under the Plan, other than as a result of the application of the anti-dilution adjustments as provided for in paragraph 6 of the Plan or (ii) cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

6.       Anti-Dilution Adjustments.

         Notwithstanding any other provision of the Plan, the Board of Directors of the Company may, at any time, make or provide for such adjustments to the Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. Any such determination by the Board of Directors shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

7.       Compliance with SEC and Other Regulations.

         It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the Securities Exchange Act of 1934 and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with said rule or any successor rule, the provisions shall be deemed null and void.

         Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules and regulations, by any regulatory agencies or by any stock exchanges or quotation medium upon which the Common Stock may be listed or traded have been fully met. As a condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board may require a participant in the Plan to take any such action and to make any such covenants, agreements and representations as the Board, in its sole discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock deliverable under the Plan pursuant to the Securities Act of 1933, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants in the Plan are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933 (unless an exemption therefrom is available), or with the provisions of Rule 144 promulgated thereunder, if applicable, or any successor provisions.

8.       Miscellaneous.

         (a) Nothing in the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain an Independent Director who participates in the Plan as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company to terminate a participant in his or her capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a participant under the Plan.

         (b) As said term is used in the Plan, the "Fair Market Value" of a share of Common Stock on any day means: (i) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Common Stock is not a national securities exchange or NASDAQ the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors whose determination shall be conclusive as to the Fair Market Value of the Common Stock.

         (c) No participant in the Plan shall have the right to assign the right to receive any Award or any other right or interest under the Plan, contingent or otherwise (except that upon the death of a participant in the Plan any Award accrued but not paid may be paid to such persons as determined by the Executor, Executrix or Administrator of the estate of the participant), or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such Award (prior to the issuance of stock certificates evidencing such Award) or any such right or interest.

         (d) In the event that any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.

         (e) To the extent not preempted by Federal law, the Plan shall be governed by the laws of the State of Indiana.

9.       Effective Date.

         The Plan shall become effective on the date of adoption by the stockholders of the Company and shall terminate ten years from the date of such adoption. No Award shall be made prior to stockholder approval of the Plan or prior to the effective date of a Registration Statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission to register the shares of Common Stock that may be issued under the Plan.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                BRIGHTPOINT, INC.

                                  JULY 28, 2003

              ----------------------------------------------------
                            PROXY VOTING INSTRUCTIONS
              ----------------------------------------------------


MAIL - Date, sign and mail your
proxy card in the envelope provided
as soon as possible.

             - OR -

TELEPHONE - Call toll-free                  --------------------------------
1-800-PROXIES from any touch-tone            COMPANY NUMBER
telephone and follow the                    --------------------------------
instructions. Have your control              ACCOUNT  NUMBER
number and proxy card available             --------------------------------
when you call.                               CONTROL NUMBER
                                            --------------------------------
             - OR -

INTERNET - Access
"WWW.VOTEPROXY.COM" and follow the
on-screen instructions. Have your
control number available when you
access the web page.



Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

--------------------------------------------------------------------------------

                                BRIGHTPOINT, INC.
                               501 AIRTECH PARKWAY
                            PLAINFIELD, INDIANA 46168

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 28, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints STEVEN E. FIVEL and FRANK TERENCE, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") on Monday, July 28, 2003 at 4:00 p.m. local time, at the Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
                                    (Continued and to be signed on reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.  ELECTION OF CLASS III DIRECTORS:
|_|   FOR ALL NOMINEES                     NOMINEES:

                                           ( )  Catherine M. Daily
                                           ( )  Eliza Hermann
                                           ( )  Marisa E. Pratt
                                           ( )  Jerre L. Stead
|_|   WITHHOLD AUTHORITY FOR ALL NOMINEES.

|_|   FOR ALL EXCEPT
      (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (o)

2.  PROPOSAL TO APPROVE THE             |_|              |_|               |_|
    COMPANY'S INDEPENDENT DIRECTOR      FOR            AGAINST           ABSTAIN
    STOCK COMPENSATION PLAN

3.   PROPOSAL TO RATIFY THE             |_|              |_|               |_|
     APPOINTMENT OF ERNST & YOUNG       FOR            AGAINST           ABSTAIN
     LLP AS THE COMPANY'S
     INDEPENDENT AUDITORS FOR THE
     FISCAL YEAR ENDING DECEMBER
     31, 2003

4.   IN THEIR DISCRETION, THE
     PROXIES ARE AUTHORIZED TO
     VOTE UPON SUCH OTHER BUSINESS
     AS MAY PROPERLY COME BEFORE
     THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS LISTED ABOVE.
                                                                             |_|
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ______________________________ Date ________________

Signature of Stockholder ______________________________ Date ________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.